                               SECURITY AGREEMENT
                               ------------------

         SECURITY AGREEMENT, dated as of March 31, 2005, between (a) QUAKER FABRIC CORPORATION OF FALL RIVER, a Massachusetts corporation ("Quaker Fabric"), QUAKER TEXTILE CORPORATION, a Massachusetts corporation ("Quaker Textile"), and QUAKER FABRIC MEXICO, S.A. de C.V., a Mexican corporation ("Quaker Mexico", and along with Quaker Fabric and Quaker Textile, the "Borrowers"), (b) QUAKER FABRIC CORPORATION, a Delaware corporation (the "Parent") (each of the Borrowers and the Parent being sometimes referred to herein as a "Company" and collectively, as the "Companies"), and (c) FLEET NATIONAL BANK, in its capacity as collateral agent (hereinafter, in such capacity, the "Collateral Agent") under the Intercreditor and Collateral Agency Agreement of even date herewith (the "Intercreditor Agreement"), among the Lenders (as such term is defined in the Intercreditor Agreement) and the Collateral Agent for the benefit of the Lenders, and acknowledged by the Companies.

         WHEREAS, it is a condition precedent to (i) the Bank's making any further loans or otherwise extending further credit to the Companies under the Credit Agreement and (ii) the Noteholders agreeing to certain forbearance arrangements in respect of the Note Agreements that each Company execute and deliver to the Collateral Agent a security agreement in substantially the form hereof; and

         WHEREAS, each Company wishes to grant a security interest in favor of the Collateral Agent, for the benefit of the Lenders and the Collateral Agent, as herein provided;

         NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions.
            ------------

         All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Intercreditor Agreement. The term "State", as used herein, means the State of New York. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in
Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. The term "Obligations", as used herein, means, collectively, all of the Bank Obligations, the Bank Product Obligations, the Collateral Agent Obligations, the Guaranteed Obligations, the Noteholder Obligations and all other liabilities and obligations of the Companies in respect of the Senior Indebtedness.

         2. Grant of Security Interest.
            ---------------------------

         Each Company hereby grants to the Collateral Agent, for the benefit of the Lenders and the Collateral Agent, to secure the payment and performance in full of all of the Obligations, a continuing security interest in and so pledges and assigns to the Collateral Agent, for the benefit of the Lenders and the Collateral Agent, the following properties, assets and rights of such Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"): all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment (including rolling stock) and any accessions thereto), instruments (including promissory notes), documents including, if applicable, electronic documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), software, intellectual property rights, commercial tort claims, securities and all other investment property, cash and cash equivalents, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, all general intangibles (including all payment intangibles), and all books and records relating to the foregoing; provided, however, that Collateral shall not include any property or assets of any Company sited outside of the United States (collectively, the "Excluded Assets"). The Collateral Agent acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to each Company's compliance with 'SS' 4.8.

         3. Authorization to File Financing Statements.
            -------------------------------------------

         Each Company hereby irrevocably authorizes the Collateral Agent, its counsel or representative at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Company or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Company is an organization, the type of organization and any organizational identification number issued to such Company and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as extracted collateral, a sufficient description of real property to which the Collateral relates. Each Company agrees to furnish any such information to the Collateral Agent promptly upon request. Each Company also ratifies its authorization for the Collateral Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof, with all costs and expenses associated with any such filings to be at the Companies' expense.

         4.  Other Actions.
             --------------

         Further to insure the attachment, perfection and first priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in the Collateral, each Company agrees, in each case at such Company's own expense, to take the following actions with respect to the following Collateral and without limitation on such Company's other obligations contained in this Agreement:

                  4.1. Promissory Notes and Tangible Chattel Paper.
                       --------------------------------------------

                  If any Company shall, now or at any time hereafter, hold or acquire any promissory notes or tangible chattel paper, such Company shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

                  4.2. Deposit Accounts.
                       -----------------

                  For each deposit account that each Company, now or at any time hereafter, opens or maintains, beginning May 31, 2005, each such Company shall, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) cause the depositary bank to agree to comply, without further consent of such Company at any time, with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, or (b) arrange for the Collateral Agent to become the customer of the depositary bank with respect to the deposit account, with such Company being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such deposit account. The provisions of this paragraph shall not apply to (i) any deposit account for which any Company, the depositary bank and the Collateral Agent have entered into a cash collateral agreement specially negotiated among such Company, the depositary bank and the Collateral Agent for the specific purpose set forth therein, (ii) a deposit account for which the Collateral Agent is the depositary bank and is in automatic control, and (iii) any deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of a Company's salaried employees.

                  4.3. Investment Property.
                       --------------------

                  If any Company shall, now or at any time hereafter, hold or acquire any certificated securities, such Company shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any Company are uncertificated and are issued to such Company or its nominee directly by the issuer thereof, such Company shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) cause the issuer to agree to comply without further consent of such Company or such nominee, at any time with instructions from the Collateral Agent as to such securities, or (b) arrange for the Collateral Agent to become the registered owner of the securities; provided, however, that if any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Company are held by such Company or its nominee through a securities intermediary or commodity intermediary, such Company shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of such Company or such nominee, at any time with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, or
         (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such investment property, with such Company being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such investment property. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.

                  4.4. Collateral in the Possession of a Bailee.
                       -----------------------------------------

                  If any Collateral is, now or at any time hereafter, in the possession of a bailee, beginning May 31, 2005, the applicable Company or Companies shall promptly notify the Collateral Agent thereof and, at the Collateral Agent's request and option, such Company or Companies shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and such bailee's agreement to comply, without further consent of such Company or Companies, at any time with instructions of the Collateral Agent as to such Collateral.

                  4.5. Electronic Chattel Paper and Transferable Records.
                       --------------------------------------------------

                  If any Company, now or at any time hereafter, holds or acquires an interest in any electronic chattel paper, any electronic document or any "transferable record," as that term is defined in
         Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in 'SS' 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Company shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control, under 'SS' 9-105 of the Uniform Commercial Code of the State or any other relevant jurisdiction, of such electronic chattel paper, control, under 'SS' 7-106 of the Uniform Commercial Code of the State or any other relevant jurisdiction, of such electronic document or control, under
         Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, 'SS' 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The provisions of this 'SS' 4.5 relating to electronic documents and "control" under UCC 'SS' 7-106 apply in the event that the 2003 revisions to Article 7, with amendments to Article 9, of the Uniform Commercial Code, in substantially the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, are now or hereafter adopted and become effective in the State or in any other relevant jurisdiction.

                  4.6. Letter-of-credit Rights.
                       ------------------------

                  If any Company is, now or at any time hereafter, a beneficiary under a letter of credit with a face amount equal to or greater than
         (i) prior to May 31, 2005, $500,000 individually, or $1,500,000 in the aggregate with all other letters of credit under which a Company is beneficiary, and (ii) beginning May 31, 2005, $100,000 individually, or $200,000 in the aggregate with all other letters of credit under which a Company is beneficiary, now or hereafter, such Company shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Company shall, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of the letter of credit or (b) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of the letter of credit are to be applied as provided in the Intercreditor Agreement.

                  4.7. Commercial Tort Claims.
                       -----------------------

                  If any Company shall, now or at any time hereafter, hold or acquire a commercial tort claim, such Company shall immediately notify the Collateral Agent in a writing signed by such Company of the particulars thereof and grant to the Collateral Agent, for the benefit of the Lenders and the Collateral Agent, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

                  4.8. Other Actions as to any and all Collateral.
                       -------------------------------------------

                  Each Company further agrees, upon the request of the Collateral Agent and at the Collateral Agent's option, to take any and all other actions as the Collateral Agent may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code of any relevant jurisdiction, to the extent, if any, that such Company's signature thereon is required therefor, (b) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Collateral Agent to enforce, the Collateral Agent's security interest in such Collateral, (c) beginning May 31, 2005, obtaining governmental and other third party waivers, consents and approvals, in form and substance satisfactory to the Collateral Agent, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (d) beginning May 31, 2005, obtaining waivers from landlords in form and substance satisfactory to the Collateral Agent and (e) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Collateral Agent to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction, in each such case, at the Companies' expense.

         5.  Relation to Other Collateral Documents.
             ---------------------------------------

         The provisions of this Agreement shall be read and construed with the other Collateral Documents referred to below in the manner so indicated.

                  5.1. Second Amended and Restated Pledge Agreement.
                       ---------------------------------------------

                  Concurrently herewith certain of the Companies are executing and delivering to the Collateral Agent, for the benefit of the Lenders and the Collateral Agent, a Second Amended and Restated Pledge Agreement, pursuant to which each Company party thereto is pledging to the Collateral Agent, for the benefit of the Lenders and the Collateral Agent, all of its shares of capital stock in its domestic subsidiary or subsidiaries and 65% of its capital stock in certain of its foreign subsidiary or subsidiaries. Such pledges shall be governed by the terms of such pledge agreement and not by the terms of this Agreement.

                  5.2. Patent and Trademark Assignments. Concurrently herewith certain of the Companies are executing and delivering to the Collateral Agent, for the benefit of the Lenders and the Collateral Agent, a patent collateral assignment and security agreement (the "Patent Assignment") and a trademark collateral assignment and pledge agreement (the "Trademark Assignment") pursuant to which such Companies are assigning to the Collateral Agent, for the benefit of the Lenders and the Collateral Agent, certain Collateral consisting of patents and patent rights and trademarks, service marks and trademark and service mark rights, together with the goodwill appurtenant thereto. The provisions of the Patent Assignment and the Trademark Assignment are supplemental to the provisions of this Agreement, and nothing contained in the Patent Assignment or the Trademark Assignment shall derogate from any of the rights or remedies of the Collateral Agent hereunder. Neither the delivery of, nor anything contained in, the Patent Assignment or the Trademark Assignment shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.

                  5.3. Copyright Memorandum. Concurrently herewith certain of the Companies are executing and delivering to the Collateral Agent, for the benefit of the Lenders and the Collateral Agent, for recording in the United States Copyright Office (the "Copyright Office"), a Memorandum of Grant of Security Interest in Copyrights. Each Company represents and warrants to the Collateral Agent that such Memorandum identifies all now existing material copyrights and other rights in and to all material copyrightable works of the Companies, identified, where applicable, by title, author and/or Copyright Office registration number and date.

         6. Representations and Warranties Concerning each Company's Legal
            --------------------------------------------------------------
Status.
-------

         Each of the Companies has previously delivered to the Collateral Agent a certificate signed by the Company and entitled "Perfection Certificate" (the "Perfection Certificate"). Each Company represents and warrants to the Lenders and the Collateral Agent as follows: (a) each Company's exact legal name is that indicated on its Perfection Certificate and on the signature page hereof, (b) the Company is an organization of the type, and is organized in the jurisdiction, set forth in its Perfection Certificate, (c) its Perfection Certificate accurately sets forth the Company's organizational identification number or accurately states that such Company has none, (d) its Perfection Certificate accurately sets forth such Company's place of business or, if more than one, its chief executive office, as well as such Company's mailing address, if different, (e) all other information set forth on its Perfection Certificate pertaining to such Company is accurate and complete and (f) there has been no change in any of such information since the date on which its Perfection Certificate was signed by such Company.

         7.  Covenants Concerning each Company's Legal Status.
             -------------------------------------------------

         Each Company covenants with the Lenders and the Collateral Agent as follows: (a) without providing at least thirty (30) days prior written notice to the Collateral Agent, such Company will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if such Company does not have an organizational identification number and later obtains one, such Company will forthwith notify the Collateral Agent of such organizational identification number, (c) such Company will not change its type of organization, jurisdiction of organization or other legal structure, and (d) such Company will not become a party to any merger, amalgamation or consolidation without the prior written consent of the Collateral Agent.

         8.  Representations and Warranties Concerning Collateral, Etc.
             ----------------------------------------------------------

         Each Company further represents and warrants to the Lenders and the Collateral Agent as follows: (a) such Company is the owner of the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interests created by this Agreement and Liens permitted by 'SS' 5.12 of the Credit Agreement and 'SS' 6G of each Note Agreement (collectively, "Permitted Liens"), and that such Company has the power to transfer such Collateral in accordance with the provisions hereof and of the other Collateral Documents, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in 'SS' 9-102(a)(34) of the Uniform Commercial Code of the State, (c) except as disclosed to the Collateral Agent in writing, none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) such Company holds no commercial tort claim except as indicated on its Perfection Certificate or claims arising after the date on which notice is given, (e) such Company has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, (f) all other information set forth on its Perfection Certificate pertaining to the Collateral is accurate and complete, and (g) there has been no change in any of such information since the date on which its Perfection Certificate was signed by such Company.

         9.  Covenants Concerning Collateral, Etc.
             -------------------------------------

         Each Company further covenants with the Lenders and the Collateral Agent as follows: (a) the Collateral, to the extent not delivered to the Collateral Agent pursuant to 'SS' 4, will be kept at those locations listed on its Perfection Certificate and such Company will not remove the Collateral from such locations without providing at least 30 days prior written notice to the Collateral Agent, (b) except for the security interest herein granted and Liens permitted by 'SS' 5.12 of the Credit Agreement and 'SS' 6G of each Note Agreement, the Companies shall be the owners of the Collateral free from any right or claim of any other person or any lien, security interest or other encumbrance, and such Company shall defend the same against all claims and demands of all Persons at any time claiming the same or any interests therein adverse to the Collateral Agent or any of the Lenders, (c) such Company shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any lien, security interest or other encumbrance in the Collateral in favor of any Person, other than the Collateral Agent, (d) such Company will keep the Collateral in good order and repair (ordinary wear and tear excepted) and will not use the same in violation of law or any policy of insurance thereon, (e) such Company will permit the Collateral Agent, or its designee, to inspect the Collateral at any reasonable time, wherever located, (f) such Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, (g) such Company will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, (h) such Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for sales of obsolete and worn-out equipment and inventory in the ordinary course of business and other sales or dispositions expressly permitted under the Credit Agreement and the Note Agreements, and (i) such Company will not file any amendment to or termination of any Uniform Commercial Code financing statement naming any Company as debtor and the Collateral Agent as secured party. In addition, each Company hereby further covenants and agrees that no such Person shall enter into any agreement, instrument or other undertaking which creates, incurs, assumes or suffers to exist a Lien on all or any portion of the Excluded Assets.

         10.  Insurance.
              ----------

                  10.1. Maintenance of Insurance.
                        -------------------------

                  Each Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that such Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Collateral Agent. In addition, all such insurance in respect of the Collateral shall be payable to the Collateral Agent as loss payee under a "standard" or "New York" loss payee clause for the benefit of the Lenders and the Collateral Agent. Each Company will maintain insurance of the types, in amounts and with deductibles consistent with those generally maintained by businesses engaged in similar activities in similar geographic areas and otherwise in a manner consistent with its past practices.

                  10.2.  Insurance Proceeds.
                         -------------------

                  The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (a) so long as no Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $100,000 (or such greater amount as may be consented to in writing by the Collateral Agent), be disbursed to the applicable Company for direct application by such Company solely to the repair or replacement of such Company's property so damaged or destroyed and (b) after and during the continuance of an Event of Default, be held by the Collateral Agent as cash collateral for the Obligations and/or disbursed by the Collateral Agent in accordance with the provisions of the Intercreditor Agreement.

                  10.3.  Continuation of Insurance.
                         --------------------------

                  All policies of insurance shall provide for at least thirty
         (30) days prior written cancellation notice to the Collateral Agent. In the event of failure by any Company to provide and maintain insurance as herein provided, the Collateral Agent may, at its option, provide such insurance and charge the amount thereof to the Companies. Each Company shall furnish the Collateral Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

         11.  Collateral Protection Expenses; Preservation of Collateral.
              -----------------------------------------------------------

                  11.1.  Expenses Incurred by Collateral Agent.
                         --------------------------------------

                  In the Collateral Agent's discretion, if any Company fails to do so, the Collateral Agent may discharge taxes and other encumbrances (other than Permitted Liens) at any time levied or placed on any of the Collateral, maintain any of the Collateral, make necessary repairs thereto and pay any necessary filing fees or insurance premiums, in each case if the Companies fail to do so. Each Company agrees to reimburse the Collateral Agent on demand for all expenditures so made. The Collateral Agent shall have no obligation to any Company to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

                  11.2.  Collateral Agent's Obligations and Duties.
                         ------------------------------------------

                  Anything herein to the contrary notwithstanding, each Company shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by such Company thereunder. Neither the Collateral Agent not any Lender shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Lender of any payment relating to any of the Collateral, nor shall the Collateral Agent or any Lender be obligated in any manner to perform any of the obligations of any Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Collateral Agent in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Collateral Agent or to which the Collateral Agent or any Lender may be entitled at any time or times. The Collateral Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under 'SS' 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Collateral Agent deals with similar property for its own account.

         12.  Events of Default.
              ------------------

         If any of the following events ("Events of Default") shall occur:

         (a) the occurrence of an Event of Default (other than a Specified Default under and as defined in the Credit Agreement, the Note Agreements or any forbearance agreement relating to any of the foregoing);

         (b) any Company shall fail to perform any term, covenant or agreement contained herein or in any of the other Collateral Documents for fifteen (15) days after written notice of such failure has been given to the Companies by the Collateral Agent;

         (c) any representation or warranty of any Company in this Agreement or any of the other Collateral Documents or in any other document or instrument delivered pursuant to or in connection with this Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated; or

         (d) there shall occur any material damage to, or loss, theft or destruction of, any Collateral which is not covered by insurance;

then, and in any such event, so long as the same may be continuing, the Collateral Agent may exercise all of its rights and remedies provided herein (including, without limitation, those provided in 'SS' 16 herein), in the Credit Agreement, in the Note Agreements and in the other Collateral Documents.

         13.  Securities and Deposits.
              ------------------------

         Subject to the terms and conditions of the Intercreditor Agreement, the Collateral Agent may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Subject to the terms and conditions of the Intercreditor Agreement, whether or not any Obligations are due, following and during the continuance of an Event of Default, the Collateral Agent may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Collateral Agent or any Lender to any Company may at any time be applied to or set off against any of the Obligations.

         14. Notification to Account Debtors and Other Persons Obligated on
             --------------------------------------------------------------
Collateral.
-----------

         Each Company shall, following and during the continuance of an Event of Default and at the request and option of the Collateral Agent, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Collateral Agent in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Collateral Agent or to any financial institution designated by the Collateral Agent as the Collateral Agent's agent therefor, and following and during the continuance of an Event of Default the Collateral Agent may itself, without notice to or demand upon such Company, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, such Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by such Company as trustee for the Collateral Agent, for the benefit of the Lenders and the Collateral Agent, without commingling the same with other funds of such Company and shall turn the same over to the Collateral Agent in the identical form received, together with any necessary endorsements or assignments. The Collateral Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Collateral Agent to the Obligations in accordance with the terms of the Intercreditor Agreement, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

         15.  Power of Attorney.
              ------------------

                  15.1.  Appointment and Powers of Collateral Agent.
                         -------------------------------------------

                  Each Company hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Company or in the Collateral Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Company, without notice to or assent by such Company, to do the following:

                           (a) upon the occurrence and during the continuance of
                  an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State or other relevant jurisdiction and as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at such Company's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary or useful to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as such Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to such Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Collateral Agent so elects, with a view to causing the liquidation of assets of the issuer of any such securities and
                  (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                           (b) whether or not an Event of Default shall have
                  occurred and be continuing, to the extent that such Company's authorization given in 'SS' 3 is not sufficient, to file such financing statements with respect hereto, with or without such Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Collateral Agent may deem appropriate and to execute in such Company's name such financing statements and amendments thereto and continuation statements which may require such Company's signature.

                  15.2.  Ratification by the Companies.
                         ------------------------------

                  To the extent permitted by law, each Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

                  15.3.  No Duty on Collateral Agent.
                         ----------------------------

                  The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Collateral Agent and the Lenders in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Company for any act or failure to act, except for the Collateral Agent's own gross negligence or willful misconduct.

         16.  Rights and Remedies.
              --------------------

         If an Event of Default shall have occurred and be continuing, the Collateral Agent, without any other notice to or demand upon the Companies, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State or any other relevant jurisdiction and any additional rights and remedies as may be provided to a secured party at law or in equity in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Collateral Agent may, so far as any Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Collateral Agent may in its discretion require each Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of such Company's principal office(s) or at such other locations as the Collateral Agent may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent shall give to the Companies at least twenty (20) days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Company hereby acknowledges that twenty (20) days prior written notice of such sale or sales shall be reasonable notice. In addition, each Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Collateral Agent's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

         17.  Standards for Exercising Rights and Remedies.
              ---------------------------------------------

         To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Company acknowledges and agrees that it is not commercially unreasonable for the Collateral Agent (a) to fail to incur expenses reasonably deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as such Company, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Collateral Agent, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. Each Company acknowledges that the purpose of this 'SS' 17 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would fulfill the Collateral Agent's duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in the Collateral Agent's exercise of remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this 'SS' 17. Without limitation upon the foregoing, nothing contained in this 'SS' 17 shall be construed to grant any rights to any Company or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this 'SS' 17.

         18.  No Waiver by Collateral Agent, Etc.
              -----------------------------------

         The Collateral Agent shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Collateral Agent with the consent of the Required Senior Lenders. No delay or omission on the part of the Collateral Agent in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Collateral Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Collateral Agent deems expedient.

         19.  Suretyship Waivers by the Companies.
              ------------------------------------

         Each Company waives demand, notice (other than notices expressly provided for herein or in any other Collateral Document, the Credit Agreement or any of the Note Agreements), protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, each Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Collateral Agent may deem advisable. The Collateral Agent shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in 'SS' 11.2. Each Company further waives any and all other suretyship defenses.

         20.  Marshalling.
              ------------

         Neither the Collateral Agent nor any Lender shall be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Collateral Agent or any Lender hereunder and of the Collateral Agent or any Lender in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Company hereby irrevocably waives the benefits of all such laws.

         21.  Proceeds of Dispositions; Expenses.
              -----------------------------------

         Each Company shall pay to the Collateral Agent on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Collateral Agent in protecting, preserving or, after and during the continuance of an Event of Default, enforcing the Collateral Agent's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in accordance with the provisions of the Intercreditor Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Companies. In the absence of final payment and satisfaction in full of all of the Obligations, each Company shall remain liable for any deficiency.

         22.  Overdue Amounts.
              ----------------

         Until paid, all overdue amounts payable by the Companies hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest set forth in 'SS' 2.07(c) of the Credit Agreement.

         23.  Governing Law; Consent to Jurisdiction.
              ---------------------------------------

         THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE. Each Company agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon such Company by mail at the address specified in 'SS' 8.02 of the Credit Agreement and the Purchaser Schedules to the Note Agreements. Each Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

         24.  Submission to Jurisdiction; Waiver of Jury Trial.
              -------------------------------------------------

         EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. NONE OF THE PARTIES HERETO SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF OR OTHERWISE RELATED TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO ANY SUCH JURY TRIAL AND ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY SUCH PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS 'SS' 24. Except as prohibited by law, each Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Company (a) certifies that none of the Collateral Agent, any Lender or any representative, agent or attorney of the Collateral Agent or any Lender has represented, expressly or otherwise, that the Collateral Agent or any Lender would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (b) acknowledges that, in entering into the Intercreditor Agreement and the other Secured Debt Agreements to which the Collateral Agent or any Lender is a party, the Collateral Agent and the Lenders are relying upon, among other things, the waivers and certifications contained in this 'SS' 24.

         25.  Amendments to Agreement and Documentation.
              ------------------------------------------

         This Agreement and the provisions hereof may be amended, modified or waived only by a writing signed by the Collateral Agent and each of the Companies.

         26.  Counterparts.
              -------------

         This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one agreement, and shall constitute a binding agreement when executed by each of the parties hereto.

         27.  Notices.
              --------

         All written communications provided for hereunder shall be sent in accordance with the provisions of Section 5.09 of the Intercreditor Agreement.

         28.  Miscellaneous.
              --------------

         The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each Company and its successors and assigns, and shall inure to the benefit of the Collateral Agent, the Lenders and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each Company acknowledges receipt of a copy of this Agreement.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, intending to be legally bound, each Company has caused this Agreement to be duly executed as of the date first above written.


                                     QUAKER FABRIC CORPORATION OF FALL RIVER


                                     By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                     QUAKER TEXTILE CORPORATION


                                     By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                     QUAKER FABRIC MEXICO, S.A. de C.V.


                                     By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                     QUAKER FABRIC CORPORATION


                                     By:
                                        ----------------------------------------
                                       Name:
                                       Title:

Accepted:

FLEET NATIONAL BANK,
as Collateral Agent


By:
   -------------------------------------
       Name:  Christopher S. Allen
       Title: Senior Vice President

                          CERTIFICATE OF ACKNOWLEDGMENT


COMMONWEALTH OR STATE OF ______________ )
                                        )  ss.
COUNTY OF  ____________________________ )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ___ day of March, 2005, personally appeared ___________________ to me known personally, and who, being by me duly sworn, deposes and says that s/he is the ________________ of _______________________,
and that said instrument was signed and sealed on behalf of said __________________ by authority of its _________________, and said
_______________ acknowledged said instrument to be the free act and deed of said limited liability company.



                                                     ---------------------------
                                                     Notary Public
                                                     My commission expires:



COMMONWEALTH OR STATE OF ______________ )
                                        )  ss.
COUNTY OF  ____________________________ )


         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ___ day of March, 2005, personally appeared ___________________ to me known personally, and who, being by me duly sworn, deposes and says that s/he is the ________________ of _______________________,
and that said instrument was signed and sealed on behalf of said __________________ by authority of its _________________, and said
_______________ acknowledged said instrument to be the free act and deed of said limited liability company.



                                                     ---------------------------
                                                     Notary Public
                                                     My commission expires:

COMMONWEALTH OR STATE OF ______________ )
                                        )  ss.
COUNTY OF  ____________________________ )


         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ___ day of March, 2005, personally appeared ___________________ to me known personally, and who, being by me duly sworn, deposes and says that s/he is the ________________ of _______________________,
and that said instrument was signed and sealed on behalf of said __________________ by authority of its _________________, and said
_______________ acknowledged said instrument to be the free act and deed of said limited liability company.



                                                     ---------------------------
                                                     Notary Public
                                                     My commission expires:



COMMONWEALTH OR STATE OF ______________ )
                                        )  ss.
COUNTY OF  ____________________________ )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ___ day of March, 2005, personally appeared ___________________ to me known personally, and who, being by me duly sworn, deposes and says that s/he is the ________________ of _______________________,
and that said instrument was signed and sealed on behalf of said __________________ by authority of its _________________, and said
_______________ acknowledged said instrument to be the free act and deed of said limited liability company.



                                                     ---------------------------
                                                     Notary Public
                                                     My commission expires: